Exhibit 99.A
          Payment Date: 15 January, 1999.
          Calculation Date: 11 January, 1999.
(i)  ACCOUNT ACTIVITY SUMMARY (Between Calculation Dates)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        Balance on
                                                               Prior Balance       Deposits         Withdrawals     Calculation Date
------------------------------------------------------------------------------------------------------------------------------------
                                                                  9-Dec-98                                             11-Jan-99

Lessee Funded Account                                                     0.00              0.00              (0.00)           0.00
Expense Account (note ii)                                         4,146,684.73     13,565,248.74     (17,633,694.68)      78,238.79
Collection Account (note iii)                                   212,376,269.87     44,803,601.11     (41,972,037.87) 215,207,833.11
------------------------------------------------------------------------------------------------------------------------------------
 -  Miscellaneous Reserve                                        40,000,000.00                                        40,000,000.00
 -  Maintenance Reserve                                          80,000,000.00                                        80,000,000.00
 -  Security Deposit                                             50,844,504.00                                        50,404,232.00
 -  Other Collections (net of interim withdrawals)               41,531,765.87                                        44,803,601.11
------------------------------------------------------------------------------------------------------------------------------------
                                                              ----------------------------------------------------------------------
Total                                                           216,522,954.60     58,368,849.85     (59,605,732.55) 215,286,071.90
------------------------------------------------------------------------------------------------------------------------------------

(ii) ANALYSIS OF EXPENSE ACCOUNT ACTIVITY
-------------------------------------------------------------------------------

Balance on preceding Calculation Date (Dec 09,1998)               4,146,684.73
Transfer from Collection Account (previous Payment Date)         13,547,630.54
Transfer from Collection Account (interim deposit)                        0.00
Interest Earned during period                                        17,618.20
Payments during period between prior Calculation Date
and the relevant Calculation Date:
 - Payments on previous Payment Date                             (2,517,632.25)
 - Other payments                                               (15,116,062.43)
                                                                ---------------
Balance on relevant Calculation Date (Jan 11, 1999)                  78,238.79

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY
-------------------------------------------------------------------------------

Balance on preceding Calculation Date (Dec 09, 1998)            212,376,269.87
Collections during period                                        44,749,299.24
Swap receipts (previous Payment Date)                                54,301.87
Transfer to Expense Account  (previous Payment Date)            (13,547,630.54)
Transfer to Expense Account  (interim withdrawal)
Net transfer to Lessee Funded Accounts
Aggregate Certificate Payments (previous Payment Date)          (27,472,037.87)
Swap payments (previous Payment Date)                              (952,369.46)
                                                              -----------------
Balance on relevant Calculation Date (Jan 11, 1999)             215,207,833.11

-------------------------------------------------------------------------------



(iii)ANALYSIS OF COLLECTION ACCOUNT ACTIVITY (Cont'd)

=============================================================================================

                       ANALYSIS OF CURRENT PAYMENT DATE DISTRIBUTIONS
                       Priority of Payments
                    (i)Required Expense Amount                                 15,000,000.00
                   (ii)a) Class A Interest                                     11,232,881.13
                       b) Swap Payments                                           407,204.96
                  (iii)First Collection Account Top-up                        120,000,000.00
                   (iv)Minimum Hedge Payment                                            0.00
                    (v)Class A Minimum Principal                                        0.00
                   (vi)Class B Interest                                         1,712,470.73
                  (vii)Class B Minimum Principal                                1,142,573.09
                 (viii)Class C Interest                                         2,496,192.19
                   (ix)Class D Interest                                         3,625,000.00
                    (x)Second Collection Account Top-up                        49,764,232.00
                   (xi)Class A Principal Adjustment Amount                              0.00
                  (xii)Class C Scheduled Principal                              1,012,500.00
                 (xiii)Class D Scheduled Principal                                      0.00
                  (xiv)Modification Payments                                            0.00
                   (xv)Soft Bullet Note Step-up Interest                                0.00
                  (xvi)Class E Minimum Interest                                   492,684.17
                 (xvii)Supplemental Hedge Payment                                       0.00
                (xviii)Class B Supplemental Principal                                   0.00
                  (xix)Class A Supplemental Principal                           8,400,333.63
                   (xx)Class D Outstanding Principal                                    0.00
                  (xxi)Class C Outstanding Principal                                    0.00
                 (xxii)Class E Supplemental Interest                                    0.00
                (xxiii)Class B Outstanding Principal                                    0.00
                 (xxiv)Class A Outstanding Principal                                    0.00
                  (xxv)Class E Accrued Unpaid Interest                                  0.00
                 (xxvi)Class E Outstanding Principal                                    0.00
                (xxvii)Charitable Trust                                                 0.00
                                                                           ------------------
Total Payments with respect to Payment Date                                   215,286,071.90
      Less Collection Account Top-Ups ((iii) and (x)above)                   (169,764,232.00)
                                                                           ==================
                                                                               45,521,839.90
                                                                           ==================

=============================================================================================




(iv) PAYMENT ON THE CERTIFICATES

------------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES                           A-4              A-6              A-7               A-8            Class B
     --------------------------
     Applicable LIBOR                                5.53547%         5.53547%         5.53547%          5.53547%           5.53547%
     Applicable Margin                               0.62000%         0.34000%         0.26000%          0.37500%           0.75000%
     Applicable Interest Rate                        6.15547%         5.87547%         5.79547%          5.91047%           6.28547%
     Interest Amount Payable                     1,060,108.72     3,865,273.45     2,744,798.99      3,562,699.97       1,712,470.73
     Step Up Interest Amount                             0.00             0.00             0.00              0.00               0.00

     Opening Principal Balance                 200,000,000.00   763,973,715.78   550,000,000.00    700,000,000.00     316,392,518.65
     Minimum Principal Payment Amount                    0.00             0.00             0.00              0.00       1,142,573.09
     Adjusted Principal Payment Amount                   0.00             0.00             0.00              0.00               0.00
     Supplemental Principal Payment Amount               0.00     8,400,333.63             0.00              0.00               0.00
     Total Principal Distribution Amount                 0.00     8,400,333.63             0.00              0.00       1,142,573.09
     Redemption Amount
      - amount allocable to principal                    0.00             0.00             0.00              0.00               0.00
      - premium allocable to premium                     0.00             0.00             0.00              0.00               0.00
                                              --------------------------------------------------------------------------------------
     Outstanding Principal Balance
      (Jan 15,1999)                            200,000,000.00   755,573,382.15   550,000,000.00    700,000,000.00     315,249,945.56
------------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------

(b)  FIXED RATE CERTIFICATES                          Class C          Class D
     Applicable Interest Rate                         8.1500%         10.8750%
     Interest Amount Payable                     2,496,192.19     3,625,000.00

     Opening Principal Balance                 367,537,500.00   400,000,000.00
     Scheduled Principal Payment Amount          1,012,500.00             0.00
     Redemption Amount
      - amount allocable to principal                    0.00             0.00
      - amount allocable to premium                      0.00             0.00
     Actual Pool Factor                             0.9774000        1.0000000
                                              ---------------------------------
     Outstanding Principal Balance
      (Jan 15, 1999)                           366,525,000.00   400,000,000.00
-------------------------------------------------------------------------------

Table of rescheduled Pool Factors                        n/a              n/a
  in the event of a partial redemption




(v)  FLOATING RATE CERTIFICATE INFORMATION FOR NEXT INTEREST ACCRUAL PERIOD (Aggregate Amounts)
------------------------------------------------------------------------------------------------------------------------------
                                                   A-4              A-6              A-7               A-8            Class B
     Applicable LIBOR                         5.00000%         5.00000%         5.00000%          5.00000%           5.00000%
     Applicable Margin                        0.62000%         0.34000%         0.26000%          0.37500%           0.75000%
     Applicable Interest Rate                 5.62000%         5.34000%         5.26000%          5.37500%           5.75000%
------------------------------------------------------------------------------------------------------------------------------

(vi) CURRENT PERIOD PAYMENTS Per $100,000 Initial Outstanding Principal Balance of Certificates)

------------------------------------------------------------------------------------------------------------------------------
(a)  FLOATING RATE CERTIFICATES

                                                   A-4              A-6              A-7               A-8            Class B

     Opening Principal Amount                 2,000.00         7,639.74         5,500.00          7,000.00           3,163.93
     Total Principal Payments                     0.00            84.00             0.00              0.00              11.43
                                           -----------------------------------------------------------------------------------
     Closing Outstanding Principal Balance    2,000.00         7,555.73         5,500.00          7,000.00           3,152.50

     Total Interest                              10.60            38.65            27.45             35.63              17.12
     Total Premium                                0.00             0.00             0.00              0.00               0.00
------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------

(b)  FIXED RATE CERTIFICATES
                                                  Class C           Class D

     Opening Principal Amount                    3,675.38          4,000.00
     Total Principal Payments                       10.13              0.00
                                   -----------------------------------------
     Outstanding Principal Balance               3,665.25          4,000.00

     Total Interest                                 24.96             36.25
     Total Premium                                   0.00              0.00
----------------------------------------------------------------------------